UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 11, 2021

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(501) 205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2021, Inuvo, Inc. issued a press release regarding financial performance for Q2 2021 and held a management conference call to discuss the results and the outlook of the Company. A copy of the earnings release is being furnished herewith as Exhibit 99.1.

The information in this Current Report on Form8-K under this caption and accompanying exhibits are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company made reference to non-GAAP financial information in the press release and a reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the press

 ITEM 5.07           SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On August 11, 2021, Inuvo, Inc. (“Inuvo”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was June 24, 2021. At the close of business on that date, the Company had 118,516,204 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. Of the 118,516,204 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting, 72,717,971 shares (or 61.4%), constituting a quorum, were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 28, 2021. The final voting results were as follows:

Proposal 1
Inuvo’s stockholders elected the following Class I directors each to serve for a term expiring at the 2024 annual meeting of stockholders or until their respective successor has been duly elected and qualified, based upon the voting results set forth below.

	Votes For	Votes Against	Votes Abstained
Richard K. Howe	50,000,017	1,690,359	648,148
Gordon J. Cameron	48,886,545	2,787,042	664,937
Proposal 2
Inuvo’s stockholders approved the ratification of the appointment of Mayer Hoffman McCann P.C. as Inuvo’s independent registered public accounting firm, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained
69,046,508	2,628,905	1,189,981

Proposal 3
Inuvo’s stockholders approved an amendment to Inuvo’s articles of incorporation increasing the number of authorized shares of common stock, $0.001 par value per share from 150,000,000 to 200,000,000 (the “Amendment Proposal”), based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained
65,479,598	7,090,278	295,518
    Proposal 4
The proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Amendment Proposal was withdrawn because Inuvo’s stockholders approved and adopted the Amendment Proposal, as noted above.

ITEM 7.01           REGULATION FD DISCLOSURE.

On August 12, 2021, the Company held a management conference call to discuss the Company's financial results for Q2 2021, the outlook of the Company and certain other matters.

A copy of the script for the conference call is attached as Exhibit 99.2 and is incorporated by reference into this Current Report on Form8-K.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.    Description

99.1        Press Release for Q2 2021 financial results.
99.2        Conference Call Script.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: August 12, 2021	By:	/s/ John Pisaris
John Pisaris, General Counsel

EXHIBIT INDEX

99.1        Press Release for Q2 2021 financial results
99.2        Conference Call Script.